UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

BLACK TUSK MINERALS INC.

 (Exact Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):☒

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BLACK TUSK MINERALS INC.
7425 ARBUTUS STREET
VANCOUVER, BRITISH COLUMBIA
CANADA V6P 5T2

Notice of Action by Written Consent

To all Stockholders of Black Tusk Minerals Inc.:

I am writing to inform you that the Board of Directors of Black Tusk Minerals Inc. (the “Company”) and holders of a majority of the issued and outstanding shares of capital stock of the Company entitled to vote on the matters set forth herein, have approved the following corporate actions by written consent in lieu of a meeting pursuant to Section 78.320 of the Nevada Revised Statutes:

Amendment of the Articles of Incorporation to increase the authorized shares of the Company to 100,000,000 shares of common stock;

Amendment and Restatement of the Bylaws of the Company (the “Bylaws”);

Increase in the size of the board of directors (the “Board”)  of the Company to consist of four Board members;

Election of Robert G. Krause, Mark White, Kurt Bordian and Gavin Roy as directors of the Company; and

Ratification of the Black Tusk Minerals Inc. 2011 Non-Qualified Stock Option Plan as adopted and approved on March 17, 2011 by the unanimous written consent of the Board, pursuant to Nevada Revised Statutes Section 78.315.

The form of written consent delivered by a majority of the shareholders of the Company is attached to the Information Statement as Appendix A.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

This Information Statement, which describes the above corporate actions in more detail, is being furnished to stockholders of the Company for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effective until at least twenty (20) calendar days after the mailing of this Information Statement to the stockholders of the Company.  The approval of the amendment of the Articles of Incorporation to increase the authorized shares of the Company to 100,000,000 shares of common stock, the amending and restating of the Bylaws of the Company, the increase of the size of the Board of Directors to consist of four members, the election of Robert G. Krause, Mark White, Kurt Bordian and Gavin Roy as directors of the Company and the ratification of the Black Tusk Minerals Inc. 2011 Non-Qualified Stock Option Plan by the Company’s shareholders, will be effective on May 30, 2011, which is the next business day following the expiration of the aforementioned twenty (20) day period.

By Order of the Board of Directors.

May 3, 2011                                                                                         /s/ Gavin Roy
Gavin H. Roy
President

BLACK TUSK MINERALS INC.
7425 ARBUTUS STREET
VANCOUVER, BRITISH COLUMBIA
CANADA V6P 5T2

Information Statement

May 3, 2011

This Information Statement is being mailed to the stockholders of Black Tusk Minerals Inc., a Nevada corporation (hereinafter referred to as the “Company”), on or about May 6, 2011 in connection with the corporate actions described below. The Company’s board of directors (the “Board”) and holders (collectively, the “Consenting Stockholders”) of a majority of the issued and outstanding shares of common stock (the “Common Stock”) of the Company entitled to vote on the matters set forth herein have approved such matters. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action. No other stockholder approval is required.  The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on April 29, 2011 (the “Record Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CORPORATE ACTIONS

The Nevada Revised Statutes permit the holders of a majority of the shares of the Company’s outstanding Common Stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the stockholders of the Company.  On April 29, 2011, Consenting Stockholders holding an aggregate of 3,120,581 shares of Common Stock, representing approximately 78.01% of the total shares of Common Stock entitled to vote on the matters set forth herein, consented in writing without a meeting to the matters described in this Information Statement. As a result, no further votes will be needed to approve the matters set forth herein. As of April 29, 2011, the Company had 4,000,000 shares of Common Stock issued and outstanding.

CORPORATE ACTION NO. ONE: AMENDMENT TO THE ARTICLES OF INCORPORATION

The Consenting Stockholders consented to increase the number of the authorized shares of Common Stock of the Company to 100,000,000 shares, as recommended by the Board.

Reasons to Increase Authorized Shares
The Common Stock would have the same rights and privileges as the currently authorized shares of Common Stock of the Company.  The additional shares of Common Stock will be available for issuance at such times and for such purposes as the Board may deem advisable, without further action by the Company’s shareholders, except as may be required by applicable laws or regulations. The Board believes that it is in the best interest of the Company and its shareholders to increase the number of authorized shares of Common Stock to provide flexibility to issue Common Stock for capital raising, stock dividends, stock splits, retirement of indebtedness, stock options, corporate business combinations, acquisitions, debt leverage management, working capital or other corporate purposes and generally to maintain financing and capital raising flexibility.

On October 4, 2010, the Company effected a share consolidation of its authorized capital and its issued and outstanding share capital on a 50-1 basis without shareholders approval pursuant to NRS 78.207(1) of the Nevada Revised Statutes, which provides in part: “unless otherwise provided in the articles of incorporation, a corporation that desires to change the number of shares of a class or series, if any, of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change, may, except as otherwise provided in subsections 2 and 3, do so by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.” The Company filed a Certificate of Change with the Secretary of State of Nevada that converted the authorized shares of Common Stock of the Company from 200,000,000 to 100,000,000. After consulting with legal counsel on the effect of the consolidation, the Company was advised that as a result of the legal effect of the share consolidation, the authorized share capital of the Company consists of 4,000,000 shares of Common Stock.

On March 30, 2011, the Company rescinded the issuance of 2,703,509 units to Magellan Management Company (“Magellan”), an entity wholly owed and controlled by Gavin Roy, the President of the Company. The units consisted of 2,703,509 shares of Common Stock of the Company and 2,703,509 share purchase warrants which may be exercised for 2,703,509 shares of Common Stock at $0.05 per share and agreed to the conditional sale of such units under the same terms as the original purchase.

On April 14, 2011, the Company rescinded the issuance of an additional 266,667 units to Magellan. The units consisted of 266,667 shares of Common Stock of the Company and 266,667 share purchase warrants which may be exercised for 266,667 shares of Common Stock at $0.05 per share and agreed to the conditional sale of such units under the same terms as the original purchase.

The current number of authorized shares of Common Stock of the Company is too limited to satisfy obligations of the Company to issue Common Stock or to allow prompt or flexible action by the Board if and when needed.

The Board determined that the transaction with Magellan may be deemed a related party transaction, consequently, the Board has determined that the amendment to the Articles of Incorporation shall require the approval of a majority of the shareholders of the Company and a majority of the disinterested shareholders of the Company.  This would exclude Magellan and Gavin Roy from participating in voting on the amendment to the Articles of Incorporation.

Board Approval and Recommendation
By way of unanimous written consent of the Board on March 30, 2011, the Board recommended to the shareholders to amend the Articles of Incorporation to increase the authorized shares of Common Stock of the Company to consist of 100,000,000 shares of Common Stock.  The Board advised that Magellan and Gavin Roy would be abstaining from voting on the amendment to the Articles of Incorporation as they may be considered interested parties.

Stockholder Approval
In the absence of a meeting, the affirmative consent of holders of a majority of the outstanding shares of Common Stock of the Company was required to amend the Articles of Incorporation to increase the authorized shares of Common Stock to consist of 100,000,000 shares of Common Stock. The holders of approximately 53.72% of the Company’s voting shares of Common Stock (excluding Magellan and Gavin Roy) signed a written consent to approve an amendment to the Articles of Incorporation to increase the authorized shares of Common Stock of the Company to consist of 100,000,000 shares. Magellan and Gavin Roy abstained from voting on the amendment to the Articles of Incorporation as they may be considered interested parties.

The Company intends to file a Certificate of Change with the Nevada Secretary of State on or about May 30, 2011, to effect the increase in the authorized capital.

CORPORATE ACTION NO 2: AMENDING AND RESTATING BYLAWS

The Consenting Stockholders have consented to the amendment and restatement of the Bylaws of the Company (the “Bylaws”) as recommended the Board.

Overview of Bylaw Changes
The following amendments to the Bylaws, among others, were made as a result of the amending and restating of the Bylaws.

A.
Section 2.6 was amended to reduce the quorum for a meeting of shareholders to shareholders holding 1/3 of the shares of common stock entitled to vote.  The previous version of the Bylaws required a majority of shareholders for quorum at a meeting of shareholders. The amendment was to facilitate obtaining quorum for annual and special meetings of the shareholders.

B.
Section 3.1 was amended to permit the Board to fix the number of directors. The previous version of the Bylaws required a vote of the shareholders. The amendment was recommended to provide flexibility to the Board to increase the size of the Board in order to appoint independent directors for positions on the Audit Committee, Compensation Committee, Nomination Committee and Corporate Governance Committee.

C.
Section 3.7 was amended to permit the president, the chief executive officer (the “CEO”) or a majority of the directors to call a special meeting of the Board. The previous version of the Bylaws did not provide the CEO with authority and required the written request of two directors.

D.	Section 5.2 was amended to permit the appointment of a CEO.

E.	Section 5.6 was amended to provide authority to the CEO, if any.

F.	Section 5.10 was amended to provide authority to the chief financial officer, if any.

The Company’s initial bylaws were adopted on August 8, 2005. Since that time there have been changes to normal business practices which made it appropriate to amend and restate the Bylaws. The Board believed that the previous Bylaws hindered and restricted the Board and the Company from taking actions that would be in the best interests of the Company and its stockholders. The amended and restated Bylaws provide flexibility to the Board in administering the corporate affairs of the Company as a public company.

Board Approval and Recommendation
The Board recommended that the shareholders approve the amendment and restatement of the Bylaws.

Stockholder Approval
In the absence of a meeting, the affirmative consent of holders of a majority of the outstanding shares of Common Stock of the Company was required to approve the amended and restated Bylaws in substantially the form attached hereto as Appendix B.  The holders of approximately 78.01% of the Company’s voting shares of Common Stock signed a written consent in favor of adopting the amended and restated Bylaws.

CORPORATE ACTION NO. THREE: INCREASE IN THE SIZE OF THE BOARD

The Consenting Stockholders approved the increase in the size of the Board of the Company to add two members, so that the Board will consist of a total of four members, as recommended by the Board.

Overview of Board Increase
Section 3.1 of the Bylaws (prior to the amendments) permits the size of the Board to be neither more than 9 nor less than 1.  The size of the Board has never exceeded 2 members. The Board determined that it was in the best interest of the Company to increase the size of the Board to four members.  The additional Board members will provide additional guidance and support to the Company and permit the Board to appoint an Audit Committee.

Board Approval and Recommendation
The Board recommended the shareholders approve the increase in the size of the Board from two to four members.

Stockholder Approval
In the absence of a meeting, the affirmative consent of holders of a majority of the outstanding shares of Common Stock of the Company was required to approve the increase in the size of the Board from two to four members.  The holders of approximately 78.01% of the Company’s voting shares of Common Stock signed a written consent in favor of approving the increase in the size of the Board from two to four members.

CORPORATE ACTION NO. FOUR:  BOARD ELECTIONS

The Consenting Stockholders elected Robert G. Krause, Mark White, Kurt Bordian and Gavin Roy as directors of Company, as nominated by the Board.

Board Nominated Individuals
The following four individuals were nominated by the Board and recommended for election by the shareholders of the Company.  The Board believes that these individuals have the necessary skills and experience to adequately fulfill the duties and obligations of directors of the Company and that they will be valuable members of the Company (see also, “Item 7. Directors and Executive Officer”).

Robert Krause
Mr. Krause brings over 25 years of experience in the mining and exploration sector, having worked on projects in both North and South America. He serves and has served both private and public corporations in various positions such as: Vice President of exploration for Wyn Developments Inc., Vice President of Exploration for Starfield Resources Inc. and Mine Geologist for Skylark Resources Ltd. Robert Krause graduated from the University of British Columbia in 1985 with a Bachelor of Science in geology. Robert Krause has also been a consulting geologist for the Company.

Mark White
Mr. White is Chairman and founder of MyRapidMD a mobile application developer specializing in healthcare and first response applications. He also serves as the VP of Business Development for Virtual Medical Centre Inc. (“VMC”), one of Australia’s leading online healthcare and medical information portals. Mr. White is leading VMC’s push into the North American market. Previously he was co-founder and President of Pixtera Corp, a developer of handheld electronic reading devices. From 1999 through 2002 he was as an independent business consultant to young public companies and from 1997-1999 was director of investor relations for Turbodyne Technologies, a maker of electronic turbo chargers. Prior to moving in the direction of entrepreneurial ship he was a stock broker in Los Angeles where he still lives. He is conversant in all aspects of strategic planning, capital raising for early stage companies, as well as the day-to-day obligations of managing an operating company. He received his BA from Victoria University, Wellington New Zealand and currently resides in Los Angeles, California.

Kurt Bordian
Mr. Bordian is a designated certified general accountant in Canada and holds a bachelor of commerce (honours) degree from the University of Manitoba. He has worked chiefly in the mineral exploration and oil and gas industries over the past 10 years and currently serves as an officer and/or director of the following companies: ESO Uranium Corp. (Chief Financial Officer), Canyon Copper (Chief Financial Officer), Calypso Acquisition Corp. (Director), Palo Duro Energy Inc. (Director), and Thor Explorations. Mr. Bordian was previously a director at Magnate Ventures Inc, Cap-link Ventures Ltd., and Waymar Resources Ltd.

Gavin Roy
Mr. Roy is the founding shareholder of Black Tusk Minerals Inc. and serves as President of the Company and his responsibilities include managing the Company on the ground in Peru and in North America. He brings extensive experience in the financial services business and was formerly an investment advisor in Canada. He has been a registrant with the British Columbia, Alberta, Saskatchewan and Ontario securities commissions. In addition to his duties with Black Tusk, Mr. Roy is also the principal of Magellan Management Company, a venture capital firm he founded in 2005, focused on the mining sector.

Board Approval and Recommendation
The Board nominated Messrs. Krause, White, Bordian and Roy and recommended that the shareholders elect them as directors of the Company.

Stockholder Approval
In the absence of a meeting, the affirmative consent of holders of a majority of the outstanding shares of Common Stock of the Company was required to elect Messrs. Krause, White, Bordian and Roy.  The holders of approximately 78.01% the Company’s voting shares of Common Stock signed a written consent electing Messrs. Krause, White, Bordian and Roy as directors of the Company.

CORPORATE ACTION NUMBER FIVE: STOCK OPTION PLAN

The Consenting Stockholders ratified the Black Tusk Minerals Inc. 2011 Non-Qualified Stock Option Plan (the “Plan”) as adopted by the Board on March 17, 2011.

Brief Description
The following is a brief description of certain important features of the Plan, the full text of which is attached as Appendix C to this Information Statement.  This summary is qualified in its entirety by the reference to the full text of the Plan.

Purpose.  The purpose of the Plan is to advance the best interests of the Company by providing an additional incentive to those persons who have a substantial responsibility for the Company’s management, affairs, and growth by increasing such persons’ proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company.

Stock Options:  The Plan provides for the grant of non-qualified stock options, exercisable for shares of Common Stock of the Company.

Administration.  The Plan shall be administered by the Company’s Compensation Committee or such other committee designated by the Board (together with the Compensation Committee, the “Committee”).  The Committee shall have full power to grant stock options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.  The determination of those eligible to receive stock options, and the amount, price, type and timing of each stock option and the terms and conditions of the respective stock option agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

Shares Subject to the Plan.  The total number of shares of the Company available for grants of stock options under the Plan shall be 650,000 shares of Common Stock, subject to adjustment as provided in the Plan, which shares may be either authorized but unissued or reacquired shares of Common Stock of the Company.

Eligibility:  Stock options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company.

Determination of Exercise Price:  The exercise price per share for any stock option issued under the Plan rests in the sole and unfettered discretion of the Committee, provided however, that the exercise price per share shall not be less than the fair market value of the Company’s Common Stock on the date the stock options are granted, as determined by the closing price, on the date of grant or the date immediately prior to the date of grant, of the Company’s Common Stock on the OTC Bulletin Board or any other recognized exchange on which such shares of Common Stock are listed for trading as quoted by Bloomberg.

Amendment and Termination:  The Board may at any time suspend, terminate, or amend the Plan in whole or in part, except that no such suspension, termination or amendment shall without the consent of an optionee alter or impair any right under any stock option previously granted to such optionee under the Plan.

Duration.  The Plan shall continue in effect for a term of ten (10) years from the effective date unless earlier terminated.

Board of Directors Recommendation
On March 17, 2011, the Board approved the Plan to increase the number of options available for issuance as compensatory incentives and to advance the best interests of the Corporation by providing additional incentive to those persons who have a substantial responsibility for the Corporation’s management, affairs, and growth by increasing their proprietary interest in the success of the Corporation, thereby encouraging them to maintain their relationships with the Corporation.

By unanimous written consent of the Board, the Board recommended that the Consenting Shareholders ratify the Plan.

Stockholder Approval
In the absence of a meeting, the affirmative consent of holders of a majority of the outstanding shares of Common Stock of the Company was required to ratify the Plan.  The holders of approximately 78.01% of the Company’s voting power signed a written consent in favor of ratifying the Plan.

ITEM 1. INFORMATION TO BE FURNISHED BY ITEMS OF SCHEDULE 14A

Item 1. Date, time and place of information

The majority of the shareholders of the Company have authorized these actions by written consent on April 29, 2011.

Item 2. Revocability of proxy

Not applicable.

Item 3. Dissenters’ right of appraisal

We are a Nevada corporation and are governed by the Nevada Revised Statutes. Holders of the shares of the Company’s Common Stock do not have appraisal or dissenter’s rights under the Nevada Revised Statues in connection with the amendment to the Articles of Incorporation, the adoption of the amended and restated Bylaws, the increase in the size of the Board, the election of Messrs. Krause, White, Bordian and Roy as directors of the Company, and the ratification of the Plan. The Company will not independently provide our shareholders with any such right of dissent.

Item 4. Persons Making the Solicitation

Not applicable.

Item 5. Interest of Certain Persons in Matters to be Acted Upon

Not applicable.

Item 6. Voting Securities and Principal Holders Thereof

As of the date of this Information Statement, there were 4,000,000 shares of our Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote per share.

The following table sets forth certain information regarding the beneficial ownership of shares of our Common Stock as of April 29, 2011 by:

●	each person who is known by us to beneficially own more than 5% of our issued and outstanding shares of Common Stock;

●	our named executive officers;

●	our directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership as determined in Rule 13d-3 under the Exchange Act includes common stock acquirable upon exercise or conversion of securities of the Company within 60 days and common stock beneficially owned by an entity or person controlled directly or indirectly, through any contract, arrangement, understanding or otherwise.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class*
Directors and Named Executive Officers
Common Stock	Gavin Roy 7425 Arbutus Street Vancouver, BC Canada V6P 5T2	5,491,913 (1)	77.32%
Common Stock	Kurt Bordian 408-1199 West Pender Street Vancouver, BC V6E 2R1	1,275,480 (2)	24.96%
Common Stock	James Bordian 103-6109 Boundary Drive West Surrey, BC V3X 2A4	250,000 (3)	6.17%
Common Stock	Robert Krause 615-700 West Pender Street Vancouver, BC V6C 1G8	250,587 (4)	6.09%
Common Stock	Mark White 925 Dickson Street Marina Del Ray, CA 90292	25,000 (5)	**
Directors and Named Executives as a Group		7,292,980	93.46%
5% Shareholders
Common Stock	Magellan Management Company 7425 Arbutus Street Vancouver, BC Canada V6P 5T2	5,491,913 (6)	77.32%
(1)
Includes 80,000 shares held by Gavin Roy; 132,000 shares issuable to Magellan, a company solely owned and controlled by Gavin Roy, upon exercise of outstanding stock options; 2,309,737 shares of Common Stock held directly by Magellan and 2,703,509 shares of Common Stock issuable pursuant to a rescission and conditional purchase agreement dated March 30, 2011, between the Company and Magellan, and 266,667 shares of Common Stock issuable pursuant to a rescission and conditional purchase agreement dated April 14, 2011, between the Company and Magellan (collectively the “Rescission and Conditional Share Purchase Agreements”). In addition, Magellan owns 2,193,137 share purchase warrants which may be exercised at $0.05 until February 8, 2016; and has the right to acquire 2,703,509 and 266,667 (2,970,176 in aggregate) share purchase warrants which may be exercised at $0.05 until February 8, 2016, under the terms of the Rescission and Conditional Purchase Agreements. Under the terms of the warrants, the warrants may not be exercised if the warrant holder would beneficially own more than 4.99% of the issued and outstanding Common Stock of the Company unless the warrant holder waived the restriction with 61 days written notice.

(2)
Includes 165,480 shares of Common Stock; 165,000 share purchase warrants held by Kurt Bordian which may be converted to shares of Common Stock at exercise price of $0.05 per share and 75,000 shares issuable to Kurt Bordian upon exercise of outstanding stock options. Kurt Bordian also has the right to convert $21,750 in principal under a 7% convertible debentures into units, which would consist of 435,000 shares of Common Stock, par value $0.001 and 435,000 share purchase warrants exercisable at $0.05. Under the terms of the warrants, the warrants may not be exercised if the warrant holder would beneficially own more than 4.99% of the issued and outstanding Common Stock of the Company unless the warrant holder waived the restriction with 61 days written notice.

(3)	Includes 200,000 shares of Common Stock and 50,000 shares issuable to James Bordian upon exercise of outstanding stock options.
(4)
The shares beneficial owned by Robert Krause are held in the name of 695809 BC Ltd, which owns 134,187 shares of Common stock; warrants exercisable to purchase 66,400 shares of Common Stock at an exercise price of $0.05, as part of units purchased on February 8, 2011. Also includes 50,000 shares issuable to Robert Krause upon exercise of outstanding stock options.

(5)	Includes 25,000 shares issuable to Mark White upon exercise of outstanding stock options.
(6)
Includes 80,000 shares held by Gavin Roy; 132,000 shares issuable to Magellan, a company solely owned and controlled by Gavin Roy, upon exercise of outstanding stock options; 2,309,737 shares of Common Stock held directly by Magellan and 2,703,509 shares of Common Stock issuable pursuant to a rescission and conditional purchase agreement dated March 30, 2011, between the Company and Magellan, and 266,667 shares of Common Stock issuable pursuant to a rescission and conditional purchase agreement dated April 14, 2011, between the Company and Magellan. In addition, Magellan owns 2,193,137 share purchase warrants which may be exercised at $0.05 until February 8, 2016; and has the right to acquire 2,703,509 and 266,667 (2,970,176 in aggregate) share purchase warrants which may be exercised at $0.05 until February 8, 2016, under the terms of the Rescission and Conditional Purchase Agreements. Under the terms of the warrants, the warrants may not be exercised if the warrant holder would beneficially own more than 4.99% of the issued and outstanding Common Stock of the Company unless the warrant holder waived the restriction with 61 days written notice.

* Percentages are calculated on a partially diluted basis based on 4,000,000 shares issued and outstanding on April 29, 2011, and shares acquirable by the holder within the next 60 days.

** the percentage of ownership of this director does not exceed 1%.

Change of Control

On February 8, 2011, Magellan, an entity wholly owned and controlled by Gavin Roy, the president and a director of the Company, acquired 5,163,313 units through a private placement offering (the “Magellan Placement”).  Each unit consisted of one share of Common Stock of the Company, par value $0.001 and one share purchase warrant.  The warrants are exercisable at a price of $0.05 until February 8, 2016. The combined total of shares of Common Stock owned by Magellan and Gavin Roy in the Company increased from 196,600 to 5,359,913 as a result of the private placement.  The Company was indebted to Magellan in the amount of $261,023.  The Company offered units to Magellan in order to settle the debt.  As a result of matching the debt was lowered to $258,165.66 and Magellan subscribed for 5,163,313 units (consisting of 5,163,313 shares of Common Stock of the Company (the “Magellan Shares”) and 5,163,313 share purchase warrants (the “Magellan Warrants”). The units were offered and sold on the same terms as the private placement offering to third party non-affiliated investors.

The Company has determined that the prior 50-to-1 consolidation of the Corporation’s authorized and issued and outstanding share capital may have been improperly effected and that the Company may not have sufficient authorized capital to issue all of the Magellan Shares in the Magellan Placement. On March 30, 2011, and April 14, 2011 the Company entered into rescission and conditional purchase agreements with Magellan whereby Magellan and the Company agreed to rescind a portion of the Magellan Placement by rescinding and cancelling 2,703,509 and 266,667 Magellan Shares (2,970,176 in aggregate) and 2,703,509 and 266,667 Magellan Warrants (2,970,176 in aggregate) (collectively, the “Rescinded Units”) in consideration for the Company’s acknowledgement of the debt obligation in the amount of $135,175 and $13,333 ($148,509 in aggregate) owed to Magellan in connection with the rescission of a portion of the Magellan Placement. The Company and Magellan also agreed that the Company would use commercially reasonable efforts to amend the Articles of Incorporation to increase the authorized capital of the Company, including obtaining shareholder approval for the amendment by a majority of the shareholders of the Company and a majority of the disinterested shareholders of the Company (shareholders excluding Magellan and Gavin Roy), and upon the increase in the authorized shares of Common Stock of the Company, the Company will permit Magellan to purchase the Rescinded Units under the rescission and conditional purchase agreement under the same terms as the Magellan Placement.

Item 7. Directors and Executive Officers

Significant Legal Proceedings
There are no significant legal proceedings involving an officer or director of the Company with the Company as an adverse party.  There are also no significant legal proceedings involving any Board member that would be necessary to evaluate such person’s integrity.

Information Concerning Directors and Officers
Name and Age	Title	Term and Start date	Relationship	Background
Gavin Roy, 44	President, Director Not independent*	Vice President from August 9, 2007 to April 24-2008 Director and President effective April 24, 2008 Secretary and Treasurer effective March 30, 2010		See Corporate Action No. Four above
Kurt Bordian, 42	Director Not Independent*	Director since February 8, 2011 Secretary, Treasurer and Director from August 5, 2005 September 10, 2008	Son of James Bordian	See Corporate Action No. Four above
Robert Krause, 53	Director Independent*			See Corporate Action No. Four above
Mark White, 49	Director Independent*			See Corporate Action No. Four above
James Bordian, 70	Chief Financial Officer	March 30, 2011	Father of Kurt Bordian
James Bordian is a retired Chartered Accountant and Certified Internal Auditor with over 40 years experience. During his career, Mr. Bordian has held senior management positions with US Plywood, Dillingham Corporation, Air Canada, and BC

Hydro.  Presently he is Vice President of a Vancouver-based private management-consulting firm offering financial accounting services. James Bordian has also held the following past positions: Director and Chairman of Audit and Finance Committee for Royal Aloha Vacation Club; Director and Treasurer of Grand Lakefront Resort Club Canada; and President of Institute of Internal Auditors – Vancouver Chapter. Mr. Bordian has extensive experience in income tax planning, budgeting, financial statement presentations and business evaluations.

*The Company used the standards for independence set out in the NYSE Amex LLC Company Guide.

Related Party Transactions

On February 8, 2011, Kurt Bordian, a director of the Company, subscribed for 165,000 units as part of a private placement.  The units cost a total of $8,250. Each unit consisted of one share of Common Stock of the Company, par value $0.001, and one common share purchase warrant which may be converted into shares of Common Stock of the Company (“Common Shares”), at a conversion price of $0.05 per warrant share. Furthermore, Kurt Bordian subscribed for 7% convertible debentures (“Debentures”) valued at $21,750.00 where the Debentures may be converted into units, consisting of Common Shares and warrants, at a conversion price of $0.05 per unit. The units were offered and sold to Kurt Bordian under the same terms as those offered to third party non-affiliated investors.

On February 8, 2011, 695809 B.C. Ltd, an entity controlled by Robert Krause, a director of the Company, subscribed for and purchased 66,400 units. Each unit consisted of one share of Common Stock of the Company, par value $0.001, and one common share purchase warrant which may be converted into shares of Common Stock of the Company.

On March 9, 2011, James Bordian, the Chief Financial Officer of the Company, and the father of Kurt Bordian who is a Director of the Company, subscribed for and purchased 200,000 shares of Common Stock of the Company at $0.075 per share.  At the time of the subscription, James Bordian was not an officer of the Company.

On March 14, 2011, 695809 B.C. Ltd, an entity controlled by Robert Krause, a director of the Company, subscribed for and purchased 66,667 shares of Common Stock of the Company at $0.075 per share.  At the time of the subscription, Robert Krause was not a director of the Company.

The Board of Directors of the Company completes a thorough review of any material transaction involving a related party.

See Item 6 (Voting Securities and Principal Holders Thereof) for additional transactions with related parties.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors, and persons who beneficially own more than 10% of the Company's Common Stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the current fiscal year up until March 30, 2011, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with, except for the following:

NAME AND NATURE OF AFFILIATION	LATE REPORTS	REPORTS NOT FILED
Gavin Roy – President and Director	5	0
Kurt Bordian - Director	1	0

Audit Committee or a Committee performing similar functions

We do not have a standing audit committee at the present time. To our knowledge, and other than as disclosed in this report, there are no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or of any proposed director, officer or other member of management as a result of their outside business interests except that certain of the directors and officers serve as directors and officers of other companies, and therefore it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

We believe that the members of the Board are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Prior to the increase in the size of the Board as approved by the Consenting Stockholders, the Board did not believe that it was necessary to have an audit committee because the functions of an audit committee could be adequately performed by the Board as it currently exists.  The increase in the size of the Board to consist of four members allows the board to retain independent directors.  However the Board still feels that retaining an independent director who would be considered an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any significant revenues from operations to date.

Board Leadership
Gavin Roy serves as the Company’s president, principal executive officer and is a director. Given that the Company is in its early stages, it has not had independent directors prior to the election of directors as noted in Corporate Action No. Four. This leadership is appropriate given the early stages of the Company and its inability to afford independent expert directors.

The Board is able to independently review the function of the Company and to provide oversight over its administration.

Board Meetings
Director	Number of Board Meetings Attended
Gavin Roy	0
Kurt Bordian	0

There were no Board meetings in the previous year.  All Board decisions were undertaken by written consent.

Board Policy on Attendance

The Board does not have a policy on attendance.

Nominating Committee

The Board does not have a nominating committee.  The Board as a whole acts as the nominating committee.

Compensation Committee

We do not pay our directors or executive officers and as such do not believe that we need a compensation committee. The Board as a whole makes decisions related to compensation and decides whether any stock options should be granted.

Shareholder Communication

Shareholders can contact, Gavin Roy, the president of the Company and a director, should they wish to communicate with the Board.

Item 8. Compensation of Directors and Executive Officers

A summary of cash and other compensation paid to our Principal Executive Officer and other executives for the fiscal year ended May 31, 2010 is as follows:

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Gavin Roy, President and Director (former Vice President)	May 31, 2010	NIL	NIL	NIL	(1)	NIL	NIL	(1)	(1)
	May 31, 2009	NIL	NIL	NIL	NIL	NIL	NIL	(1)	(1)
Kurt Bordian Director	May 31, 2010	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL
	May 31, 2009	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL

(1)
Magellan Management Company, of which Mr. Roy is a principal, has provided administrative and consulting services to the Company.  On August 31, 2006, Magellan Management Company acquired 400,000 shares of the Company’s Common Stock at $0.001 per share for consulting services for one year ending August 31, 2007. On September 12, 2007, the Company increased its authorized capital from 100,000,000 common shares to 200,000,000 common shares and effected a 2-for-1 forward stock split of its issued and outstanding shares of common stock, thus increasing Magellan’s consulting payment to 800,000 shares. Gavin Roy was elected Vice President of the Company on August 9, 2007 and resigned as Vice President on April 24, 2008. Gavin Roy was appointed President and Director of the Company effective April 24, 2008.  During the fiscal year ended May 31, 2009, the Company paid $26,528.67 to Magellan Management Company for administrative and consulting services and granted Magellan Management Company 1,000,000 stock options. On October 4, 2010, the Company completed a 50-1 reverse stock split and the numbers in footnote 1 above represent shares prior to the reverse stock split. See Change of Control under Item 6 above for additional shares received by Magellan Management Company in 2011.

See Item 7 – Related Party Transactions – for additional information on shares acquired by officers and directors of the Company.

See Item 8 – Outstanding Equity Awards – for additional information on equity options granted to officers and directors of the Company.

and resigned as Vice President on April 24, 2008. Gavin Roy was appointed President and Director of the Company effective April 24, 2008.  During the fiscal year ended May 31, 2009, the Company paid $26,528.67 to Magellan Management Company for administrative and consulting services and granted Magellan Management Company 1,000,000 stock options. On October 4, 2010, the Company completed a 50-1 reverse stock split and the numbers in footnote 1 above represent shares prior to the reverse stock split. See Change of Control under Item 6 above for additional shares received by Magellan Management Company in 2011.

See Item 7 – Related Party Transactions – for additional information on shares acquired by officers and directors of the Company.

See Item 8 – Outstanding Equity Awards – for additional information on equity options granted to officers and directors of the Company.

Narrative Disclosure to Summary Compensation Table

We do not pay our directors or officers any salary or ongoing consulting fees. We anticipate that compensation may be paid to an officer in the event that we decide to proceed with advanced exploration programs on our properties in Peru. Please reference the executive compensation table and accompanying footnote above for all information concerning executive and director compensation.

Other Compensation Information

The Company does not maintain any long-term compensation plans, and did not maintain such plans at any time during our two most recently completed fiscal years ended May 31, 2010 and in the current fiscal year up until March 30, 2011. As such, there were no long-term compensation plan awards or payouts to any of the named executive officers of the Company during our two most recently completed fiscal years ended May 31, 2010 and 2009 and up until March 30, 2011, other than as noted in this Information Statement.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

Outstanding Equity Awards

On August 24, 2009, the Company’s Board of Directors adopted the Black Tusk Minerals Inc. 2009 Nonqualified Stock Option Plan (the “2009 Plan”).  The 2009 Plan was approved by shareholders on November 16, 2009.

Pursuant to the 2009 Plan, stock options may be granted to any person who is performing or who has been engaged to perform services of special importance to management of the Company in the operation, development and growth of the Company.  The maximum number of shares with respect to which stock options may be granted under the 2009 Plan may not exceed 100,000 (this amount takes into account the 50-1 reverse split that occurred on October 4, 2010).  All stock options granted under the 2009 Plan shall be nonqualified stock options and shall be evidenced by agreements, which shall be subject to the applicable provisions of the 2009 Plan.  The foregoing description of the 2009 Plan is qualified in its entirety by reference to the 2009 Plan, a copy of which is filed as Exhibit 10.1 to Company’s Current Report on Form 8-K filed with the SEC on August 29, 2009.

On August 25, 2009, the Committee (as defined in the 2009 Plan) and the Company’s Board of Directors authorized and approved the following stock option grants at an exercise price of $0.20 per share, which was the closing price of the Company’s common shares on the OTC Bulletin Board on the trading day immediately prior to the date of grant:

Name	Stock Options	Exercise Price
Magellan Management Company (Gavin Roy, President)	20,000 (i)	$5.00 (i)

On January 4, 2010, the Committee (as defined in the 2009 Plan) and the Company’s Board of Directors authorized and approved the following stock option grants at an exercise price of $0.20 per share, which was the closing price of the Company’s common shares on the OTC Bulletin Board on the trading day immediately prior to the date of grant:

Name	Stock Options	Exercise Price
Magellan Management Company (Gavin Roy, President)	12,000 (i)	$5.00 (i)

(i) these amounts take into account the 50-1 reverse stock split that occurred on October 4, 2010.

On March 17, 2011, The Board approved the Plan as noted in Corporate Action No. 5: Stock Option Plan above. The Plan was ratified by the Consenting Stockholders on April 29, 2011.

On March 18, 2011, the Committee (as defined in the 2011 Plan) authorized and approved the following stock option grants at an exercise price of $0.12 per share, which was the closing price of the Company’s common shares on the OTC Bulletin Board on the trading day immediately prior to the date of grant:

Name	Stock Options	Exercise Price
James Bordian (Officer)	50,000	$0.12
Robert G. Krause (Director)	50,000	$0.12
Mark White (Director)	25,000	$0.12
Kurt Bordian (Director)	75,000	$0.12
Magellan Management Company (Gavin Roy, President)	100,000	$0.12

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company.

Compensation of Directors

We do not pay to our directors any compensation for serving on our board of directors.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

None.

Item 9. Independent Public Accountants

Not applicable.

Item 10. Compensation Plans

See Corporate Action No. Five: Stock Option Plan

Item 11. Authorization or Issuance of Securities Otherwise than for Exchange

Not applicable.

Item 12. Modification or Exchange of Securities

Not applicable.

Item 13. Financial and Other Information

Not applicable.

Item 14. Mergers, Consolidations, Acquisitions and Similar Matters

Not applicable.

Item 15. Acquisition or Disposition of Property

Not applicable.

Item 16. Restatement of Accounts

Not applicable.

Item 17. Action with respect to Reports.

Not applicable.

Item 18. Matters not required to be Submitted

None.

Item 19. Amendment of Charter, bylaws or Other Documents

See Corporate Action No. One: Amendment to Articles of Incorporation

See Corporate Action No. Two: Amending and Restating Bylaws

Item 20. Other Proposed Action

See Corporation Action No. Three: Increasing the Size of the Board

See Corporate Action No. Four: Board Elections

Item 21. Voting Procedures

The majority of the shareholders of the Company signed a written consent authorizing the actions noted above.

Item 22. Information Required in Investment Company Proxy Statement

Not applicable.

ITEM 3. INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

The Company’s directors and executive officers have a direct interest in the approval of the Plan which is not shared by all holders of the Company’s Common Stock, as such directors and executive officers are eligible to receive options pursuant to the Plan.

All members of the Board approved the Plan by unanimous written consent of the Board, effective March 17, 2011.

ITEM 4. PROPOSALS BY SECURITY HOLDERS

No security holder entitled to vote at a shareholder’s meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board.

ITEM 5. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Company will be sending multiple copies of the information statement to the same address if more than one shareholder lives at the same residence.

COSTS AND MAILING

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual and quarterly reports, proxy statements, and other reports and information electronically with the SEC. The Company’s filings are available through the SEC’s website at the following address: http:www.sec.gov.

By Order of the Board of Directors.

May 3, 2011                                                                                                 /s/ Gavin Roy
Gavin H. Roy
President

APPENDIX A OF SCHEDULE 14C

Written Consent of Shareholders

BLACK TUSK MINERALS INC.

WRITTEN CONSENT OF THE SHAREHOLDERS

April 29, 2011

Pursuant to Section 2.10 of the Bylaws of Black Tusk Minerals Inc. (the “Bylaws”), a Nevada corporation (the “Corporation”), the undersigned, being the majority of the shareholders of the Corporation (the “Shareholders”) hereby provide written consent to and adopt the following resolutions:

Authorization to Amend Articles of Incorporation

WHEREAS, the Board has determined that the prior 50-to-1 consolidation of the Corporation’s authorized and issued and outstanding share capital may have been improperly effected and that the Corporation may not have sufficient authorized capital to properly administer the business of the Corporation;

WHEREAS, the Board believes that it is in the best interest of the Corporation to amend the Articles of Incorporation to increase the number of authorized shares of common stock to 100,000,000 shares;

WHEREAS, Section 78.207 of the Nevada Revised Statutes requires shareholder approval to amend the Articles of Incorporation and to increase the authorized common stock of the Corporation;

WHEREAS, the Board has approved transactions contemplated by a Rescission Agreement, under the terms of which units previously issued to Magellan Management Company, a company solely owned and controlled by Gavin Roy (“Magellan”), the President of the Corporation, in satisfaction of debt will be rescinded and cancelled and the Corporation will agree to reissue units in an amount equal to the number of cancelled units in satisfaction of the debt, and the transactions contemplated by the Rescission Agreement may be deemed interested party transactions as a result of the relationship between Magellan and Gavin Roy;

WHEREAS, the Board has determined that the amendment to the Articles of Incorporation shall require the approval of a majority of the shareholders of the Corporation and a majority of the disinterested shareholders of the Corporation (shareholders excluding Magellan and Gavin Roy);

WHEREAS, the Board recommends that the shareholders of the Corporation approve an amendment to the Articles of Incorporation to increase the authorized shares of common stock of the Corporation to consist of 100,000,000 shares; and

WHEREAS, Magellan and Gavin Roy, the sole owner of Magellan and the president of the Corporation, will be abstaining, in part, from consenting to the authorization to amend the Articles of Incorporation.

Now, therefore, be it:

RESOLVED, the Shareholders hereby approve an amendment to the Articles of Incorporation to increase the authorized shares of the common stock of the Corporation to consist of 100,000,000 shares.

Amendments to Bylaws

WHEREAS, the Board has determined that it is in the best interest of the Corporation and its shareholders to amend the Bylaws of the Corporation (the “Bylaws”) to amend, among other provisions, the following:

A. Amend Section 2.6 to reduce the quorum to the shareholders holding 1/3 of the shares of common stock entitled to vote;

B. Amend Section 3.1 to permit the Board to fix the number of directors;

C. Amend Section 3.7 related to special meetings of the Board;

D. Amend Section 5.2 to permit the appointment of a Chief Executive Officer (the “CEO”); and

E. Amend Section 5.6 to provide authority to the CEO, if any.

(collectively the “Bylaw Amendments”)

WHEREAS, Section 8.1 of the Bylaws permits the Board or the shareholders of the Corporation to amend the Bylaws; and

WHEREAS, the Board recommends that the shareholders of the Corporation approve the Bylaw Amendments.

Now, therefore, be it:

RESOLVED, the Shareholders hereby approve the Bylaw Amendments by amending and restating the Bylaws in substantially the form attached hereto as Exhibit A;

Increase in the Size of the Board and Board Nominations

WHEREAS, the Board currently consists of two Board members;

WHEREAS, the Board has determined that it is in the best interest of the Corporation and its shareholders to increase the size of the Board to consist of four Board members;

WHEREAS, the Board has nominated Robert G. Krause (“Mr. Krause”), Mark White (“Mr. White”), Kurt Bordian (“Mr. Bordian”) and Gavin Roy (“Mr. Roy”) as directors of the Corporation; and

WHEREAS, the Board recommends that the shareholders of the Corporation elect Messrs. Krause, White, Bordian and Roy as directors of the Corporation.

Now, therefore, be it:

RESOLVED, the Shareholders hereby approve the increase in the size of the Board to be set at four members; and

RESOLVED, the Shareholders elect each of Messrs. Krause, White, Bordian and Roy as directors of the Corporation by written consent.

Shareholder Approval

WHEREAS, the Board has determined that it is in the best interest of the Corporation and its shareholders to adopt and approve the 2011 Nonqualified Stock Plan (the “Plan”) in substantially the form attached hereto as Exhibit B, to increase the number of options available for issuance as compensatory incentives and to advance the best interests of the Corporation by providing additional incentive to those persons who have a substantial responsibility for the Corporation’s management, affairs, and growth by increasing their proprietary interest in the success of the Corporation, thereby encouraging them to maintain their relationships with the Corporation; and

WHEREAS, the Board approved the adoption of the Plan on March 17, 2011.

Now, therefore, be it:

RESOLVED, that the Plan, is hereby ratified and confirmed in its entirety.

Remainder of Page Intentionally Left Blank

IN WITNESS WHEREOF, the undersigned have executed this action in writing.  This action in writing may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In accordance with Section 2.10 of the Bylaws, this written consent shall be effective upon delivery of written consents by shareholders of the Corporation representing a majority of the shares of common stock by written consent to the Secretary of the Corporation and compliance with the Corporation’s obligations under the Securities Exchange Act of 1934, as amended.

__________________________________                                                                 _____________________________
Gavin Roy (abstaining in part)	Number of shares of common stock

__________________________________                                                                 _____________________________
Kurt Bordian	Number of shares of common stock

__________________________________                                                                 _____________________________
Magellan Management Company (abstaining in part)	Number of shares of common stock

__________________________________                                                                 _____________________________
Name:	Number of shares of common stock

__________________________________                                                                 _____________________________
Name:	Number of shares of common stock

__________________________________                                                                 _____________________________
Name:	Number of shares of common stock

__________________________________                                                                 _____________________________
Name:	Number of shares of common stock

__________________________________                                                                 _____________________________
Name:	Number of shares of common stock

__________________________________                                                                 _____________________________
Name:	Number of shares of common stock

__________________________________                                                                 _____________________________
Name:	Number of shares of common stock

EXHIBIT A

BY-LAWS

(Amended and Restated as of ●, 2011)

of

BLACK TUSK MINERALS INC.

(the “Corporation”)

ARTICLE 1
OFFICES

1.1	The registered office shall be 7425 Arbutus Street, Vancouver, British Columbia, V6P 5T2.

1.2
The corporation may also have offices at such other places both within and without the State of Nevada as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE 2
MEETINGS OF STOCKHOLDERS

2.1
All annual meetings of the stockholders shall be held in the City of Vancouver, Province of British Columbia, Canada.  Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

2.2
Annual meetings of stockholders, commencing with the year 2006, shall be held on the 8th day of August, or any other day specified by the board of directors, if not a legal holiday, and if a legal holiday, then on the next secular day following, at Vancouver, BC, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

2.3
Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.

2.4
Notices of meetings shall be in writing and signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other natural person or persons as the directors shall designate.  Such notice shall state the purpose or purposes for which the meeting is called and the time when and the place where it is to be held.  A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before such meeting.  If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder.  Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership.  In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

2.5	Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2.6
The holders of one-third (1/3) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.7
When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question.

2.8	Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

2.9
At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing.  In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide.  No such proxy shall be valid after the expiration of six months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven years from the date of its execution.  Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

2.10
Any action, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the articles of incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

ARTICLE 3
DIRECTORS

3.1
The number of directors shall be neither more than 9 nor less than 1.  The number of directors is to be fixed by vote of the board of directors.  The directors shall be elected at the annual meeting of the stockholders, and except as provided in Section 3.2 of this article, each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

3.2
Vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum.  When one or more directors shall give notice of his or their resignation to the board, effective at a future date, the board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

3.3
The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

Meetings of the Board of Directors

3.4	The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Nevada.

3.5
The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present.  In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

3.6	Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

3.7	Special meetings of the board of directors may be called by (a) the president; (b) the chief executive officer (“CEO”); or (c) the secretary on the written request of a majority of the directors. Written notice of special meetings of the board of directors shall be given to each director at least 2 days before the date of the meeting.

3.8
A majority of the board of directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the articles of incorporation.  Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

Committees of Directors

3.9
The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to all papers on which the corporation desires to place a seal.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

3.10	The committees shall keep regular minutes of their proceedings and report the same to the board when required.

Compensation of Directors

3.11
The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE 4
NOTICES

4.1
Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation.  Notice by mail shall be deemed to be given at the time when the same shall be mailed.  Notice to directors may also be given by facsimile telecommunication.

4.2
Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meetings; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

4.3
Whenever any notice whatever is required to be given under the provisions of the statutes, of the articles of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE 5
OFFICERS

5.1
The officers of the corporation shall be chosen by the board of directors and may be appointed to any of the following positions:  President, Vice President, Secretary and/or Treasurer. Any natural person may hold two or more offices.

5.2	The board of directors at its first meeting after each annual meeting of stockholders shall choose a President and/or a CEO and a Secretary, none of whom need be a member of the board.

5.3
The board of directors may appoint additional vice presidents, and assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

5.4	The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

5.5
The officers of the corporation shall hold office until their successors are chosen and qualify.  Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors.  Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

5.6
The chief executive officer of the corporation or the President (if no CEO is appointed) shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation, and shall see that all orders and resolutions of the board of directors are carried into effect.

5.7
He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

5.8
The vice president (if any) shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the board of directors may from time to time prescribe.

The Secretary

5.9
The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be.  He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

The Treasurer or Chief Financial Officer

5.10
The treasurer or chief financial officer (if any) shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

5.11
He shall disburse the funds of the corporation as may be ordered by the board of directors taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at the regular meetings of the board, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

5.12
If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE 6
CERTIFICATES OF STOCK

6.1
Every stockholder shall be entitled to have a certificate, signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.  If the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate shall set forth in full or summarize the rights of the holders of such stock.

6.2
Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures.  If the corporation uses facsimile signatures of the officers and agents on its stock certificates, it cannot act as registrar of its own stock, but its transfer agent and registrar may be identical if the institution acting in those dual capacities countersigns or otherwise authenticates any stock certificates in both capacities.  In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of such corporation.

Lost certificates

6.3
The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Transfer of Stock

6.4
Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Closing of Transfer Books

6.5	The directors may prescribe a period not exceeding sixty days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than sixty days or less than 10 days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

Registered Stockholders

6.6
The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE 7
GENERAL PROVISIONS

Dividends

7.1
Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

7.2
Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Checks

7.3	All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

Fiscal Year

7.4	The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Seal

7.5	The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words “Corporate Seal, Nevada.”

ARTICLE 8
AMENDMENTS

8.1
These by-laws may be altered or repealed at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting.

I, THE UNDERSIGNED, being the Secretary of BLACK TUSK MINERALS INC. DO HEREBY CERTIFY the foregoing to be the by-laws of said corporation, as amended and restated by the written consent of the shareholders of the Corporation dated ●, 2011.

_________________________________
Gavin Roy

EXHIBIT B

BLACK TUSK MINERALS INC.
2011 NONQUALIFIED STOCK OPTION PLAN

ARTICLE I
Purpose of Plan

This 2011 NONQUALIFIED STOCK OPTION PLAN (the "Plan") of BLACK TUSK MINERALS INC. (the "Company") for persons employed or associated with the Company, including without limitation any employee, director, general partner, officer, attorney, accountant, consultant or advisor, is intended to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company's ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

ARTICLE II
Definitions

For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

"Board" shall mean the Board of Directors of the Company.

"Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

"Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan. The Company shall be composed of two or more persons as from time to time are appointed to serve by the Board and may be members of the Board or the entire Board.

"Common Shares" shall mean the Company's Common Shares $0.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

"Company" shall mean BLACK TUSK MINERALS INC., a Nevada corporation, and any parent or subsidiary corporation of BLACK TUSK MINERALS INC., as such terms are defined in Section 424(e) and 424(f), respectively of the Code.

"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

"Optionee" shall mean any person employed or associated with the affairs of the Company who has been granted one or more Stock Options under the Plan.

"Securities Act" shall mean the United States Securities Act of 1933, as amended.

"Stock Option" or "NQSO" shall mean a stock option granted pursuant to the terms of the Plan.

"Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

ARTICLE III
Administration of the Plan

1.
The Committee shall administer the plan and accordingly, it shall have full power to grant Stock Options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

2.
The determination of those eligible to receive Stock Options, and the amount, price, type and timing of each Stock Option and the terms and conditions of the respective stock option agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

3.
The Committee may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Committee determines to be inimical to the best interest of the Company and its shareholders as set forth in more detail in paragraph 8 of Article X of the Plan.

4.
The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

5.	Any decision made, or action taken, by the Committee or the Board arising out or in connection with the interpretation and administration of the Plan shall be final and conclusive.

6.
Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Company may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

7.
No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan except those resulting form his own gross negligence or willful misconduct.

8.
The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

ARTICLE IV
Shares Subject to the Plan

1.
The total number of shares of the Company available for grants of Stock Options under the Plan shall be 650,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

2.
If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

ARTICLE V
Stock Option Terms and Conditions

1.
Consistent with the Plan's purpose, Stock Options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company.

2.
Determination of the exercise price per share for any Stock Option issues hereunder shall rest in the sole and unfettered discretion of the Committee, provide however, that the exercise price per share shall not be less than the fair market value of the Company’s Common Shares on the date the Stock Options are granted, as determined by the closing price, on the date of grant, of the Company’s Common Shares on the Primary Exchange on which such Common Shares are listed for trading as quoted by Bloomberg.  "Primary Exchange" shall mean the OTC Bulletin Board or any other recognized exchange, which, in the aggregate, constitutes the largest trading volume for such Common Shares during the Company’s most recently completed fiscal year.

3.
All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Article V.

4.	All Stock Options granted hereunder must be granted within ten years from the date this Plan is adopted, as set forth in more detail in Article XII of the Plan.

5.
No Stock Option granted hereunder shall be exercisable after the expiration of ten years from the date such NQSO is granted. The Committee, in its discretion, may provide that an option shall be exercisable during such ten year period or during any lesser period of time. The Committee may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee's right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Committee may also accelerate the exercise of any NQSO.

6.
A Stock Option, or portion thereof, shall be exercised by deliver of (i) a written notice of exercise to the Company specifying the number of Common Shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 7 of this Article V. No NQSO or installment thereof shall be reusable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Common Shares represented by an exercised NQSO are issued to an Optionee, he shall have none of the rights of a shareholder.

7.
The exercise price of a Stock Option, or portion thereof, may be paid in United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price.

8.
The Plan is intended to comply in all respects with Rule 16b-3 of the Exchange Act or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3 of the Exchange Act.  If any provision of the Plan does not comply with Rule 16b-3 of the Exchange Act as hereafter amended or interpreted, the provision shall be deemed inoperative.  The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other persons eligible to receive Stock Option under the Plan.  With respect to Stock Options, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

9.	With the Optionee's consent, the Committee may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.

10.
Except by will, the laws of descent and distribution, or with the written consent of the Committee, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Upon petition to, and thereafter with the written consent of the Committee, an Optionee may assign or transfer all or a portion of the Optionee's rights and interest in any stock option granted hereunder. Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or assignees, or the duly appointed legal representative of an incompetent Optionee, including following an assignment consented to by the Committee herein.

11.	An NQSO shall be treated as outstanding until it is either exercised in full or expires by reason of lapse of time.

12.
Neither the Stock Options nor the Common Shares issuable upon exercise of the Stock Options have been registered under the Securities Act, or any state securities laws, and Stock Options may be granted and Common Shares issued upon exercise pursuant to exemptions from such registration requirements.  Unless a registration statements has been filed and is effective at the time of exercise, the Common Shares issuable upon exercise shall be restricted securities and shall bear a restrictive legend in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER TO THAT EFFECT.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

The Company is under no obligation to file a registration statement to register the Stock Options or Common Shares issuable upon exercise of the Stock Options.

13.
Optionees shall comply with all applicable federal and state securities laws, including notification and other requirements under Section 13 and Section 16 of the Exchange Act, and applicable state securities laws.  Optionees shall notify the Company upon the disposition of Common Shares acquired upon exercise of any Stock Option.

ARTICLE VI
Adjustments or Changes in Capitalization

1.
In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number of kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO's but by an adjustment in the price for each share covered by such NQSO's; or,

C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his NQSO in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such NQSO.

2.
The foregoing adjustment and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

ARTICLE VII
Merger, Consolidation or Tender Offer

1.
If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

2.	In the event that:

A. Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

B. A change in the "control" of the Company occurs, as such term is defined in Rule 405 under the Securities Act;

C. There shall be a sale of all or substantially all of the assets of the Company; any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer ("insider") for purposes of Section 16 of the Exchange Act shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such NQSO, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Common Shares covered by the NQSO or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate fair market value of the Common Shares covered by the Stock Option, as determined by the Committee at such time.

3.
Any payment which the Company is required to make pursuant to paragraph 2 of this Article VII, shall be made within 15 business days, following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validity tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an NQSO as results from multiplying such shares by a fraction, the numerator of which is the number of Common Shares acquired pursuant to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer, shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the NQSO shall be terminated.

4.
Notwithstanding paragraphs 1 and 3 of this Article VII, the Company may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer or the change of control, whichever occurs earlier.

ARTICLE VIII
Amendment and Termination of Plan

1.
The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

2.
No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

3.
The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

4.	No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

ARTICLE IX
Government and Other Regulations

The obligation of the Company to issue, transfer and deliver Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares purchase thereto to comply with any law or regulation of any government authority.

ARTICLE X
Miscellaneous Provisions

1.
No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an NQSO under the Plan shall not be construed as giving an Optionee the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

2.	Any expenses of administering this Plan shall be borne by the Company.

3.	The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

4.
The place of administration of the Plan shall be in the State of Nevada, and the validity, contraction, interpretation, administration and effect of the Plan and its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

5.
Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

6.
In addition to such other rights of indemnification as they may have as members of the Board or Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

7.	Stock Options may be granted under this Plan from time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it become a subsidiary of the Company. The terms and conditions of such substitute stock options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422 of the Code.

8.
Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO's under which the Company has not yet delivered the certificates and which have been earlier granted the Optionee by the Committee. The decision of the Committee as to the case of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner. Further, if the Optionee voluntarily terminates employment with the Company, the Optionee shall forfeit all unexercised stock options.

ARTICLE XI
Written Agreement

Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

ARTICLE XII
Effective Date

This Plan shall become unconditionally effective as of the effective date of approval of the Plan by the Board of Directors of the Company. No Stock Option may be granted later than ten (10) years from the effective date of the Plan; provided, however, that the Plan and all outstanding Stock Options shall remain in effect until such NQSO's have expired or until such options are cancelled.

Number of Shares: _______________	Date of Grant: _______________

NONQUALIFIED STOCK OPTION AGREEMENT

AGREEMENT made this _____ day of __________________, 200___, between _________________ ________________________ (the "Optionee"), and BLACK TUSK MINERALS INC., a Nevada corporation (the "Company").

1. Grant of Option. The Company, pursuant to the provisions of the 2011 BLACK TUSK MINERALS INC. Nonqualified Stock Option Plan (the "2011 Plan"), set forth as Attachment A hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option to purchase from the Company all or any part of an aggregate of _______________ Common Shares, as such Common Shares are now constituted, at the purchase price of $_______________ per share. The provisions of the 2011 Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

2. Exercise. The Option evidenced hereby shall be exercisable in whole or in part by the delivery to and receipt by the Company of (i) a written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company and, (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company.

3. Transferability. The Option evidenced hereby is NOT assignable or transferable by the Optionee other than by the Optionee's will, by the laws of descent and distribution, as provided in paragraph 10 of Article V of the 2011 Plan. The Option shall be exercisable only by the Optionee during his lifetime.

BLACK TUSK MINERALS INC.

BY:	_______________________________________
Gavin Roy, President

ATTEST:

________________________________________
Secretary

Optionee hereby acknowledges receipt of a copy of the 2011 Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the Compensation Committee or the Board of Directors administering the 2011 Plan on any questions arising under such Plan. Optionee recognizes that if Optionee's employment with the Company or any subsidiary thereof shall be terminated with cause, or by the Optionee, all of the Optionee's rights hereunder shall thereupon terminate; and that, pursuant to paragraph 11 of Article V of the 2011 Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option, granted to Optionee before the date of grant of this Option, to purchase Common Shares of the Company or any parent or subsidiary thereof.

Dated: _________________________________

___________________________________
Optionee

___________________________________
Type or Print Name

___________________________________
Address

___________________________________
Social Security No.

Secretary
BLACK TUSK MINERALS INC.
7425 Arbutus Street
Vancouver, British Columbia
Canada V6P 5T2

Dear Sir/Madam:

1.           Pursuant to the Stock Option Agreement dated _______________, between BLACK TUSK MINERALS INC. and _________________, I hereby elect to purchase ______ shares of the common stock of BLACK TUSK MINERALS INC. at the price of $__________ per share.

2.           Payments. My check in the amount of $________ is enclosed as the purchase price for ________shares which I am electing to purchase.

3.           Certificates.  The shares are to be in registered in the name of _________________________ and delivered to the address below.

4.           Stock Option Agreement.  In the event there remains an unexercised balance of common shares under the Option, a new Stock Option Agreement shall be issued for the balance of unexercised common shares and delivered together with the Certificate.

Dated: __________________________________
Yours very truly,

__________________________________
Signature

__________________________________
Name

Address:
__________________________________
__________________________________
__________________________________

APPENDIX B OF SCHEDULE 14C

Amended and Restated Bylaws of Black Tusk Minerals Inc.

BY-LAWS

(Amended and Restated as of ●, 2011)

of

BLACK TUSK MINERALS INC.

(the “Corporation”)

ARTICLE 1
OFFICES

1.1	The registered office shall be 7425 Arbutus Street, Vancouver, British Columbia, V6P 5T2.

1.2
The corporation may also have offices at such other places both within and without the State of Nevada as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE 2
MEETINGS OF STOCKHOLDERS

2.1
All annual meetings of the stockholders shall be held in the City of Vancouver, Province of British Columbia, Canada.  Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

2.2
Annual meetings of stockholders, commencing with the year 2006, shall be held on the 8th day of August, or any other day specified by the board of directors, if not a legal holiday, and if a legal holiday, then on the next secular day following, at Vancouver, BC, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

2.3
Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.

2.4
Notices of meetings shall be in writing and signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other natural person or persons as the directors shall designate.  Such notice shall state the purpose or purposes for which the meeting is called and the time when and the place where it is to be held.  A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before such meeting.  If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder.  Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership.  In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

2.5	Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2.6
The holders of one-third (1/3) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.7
When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question.

2.8	Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

2.9
At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing.  In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide.  No such proxy shall be valid after the expiration of six months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven years from the date of its execution.  Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

2.10
Any action, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the articles of incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

ARTICLE 3
DIRECTORS

3.1
The number of directors shall be neither more than 9 nor less than 1.  The number of directors is to be fixed by vote of the board of directors.  The directors shall be elected at the annual meeting of the stockholders, and except as provided in Section 3.2 of this article, each director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.

3.2
Vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum.  When one or more directors shall give notice of his or their resignation to the board, effective at a future date, the board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

3.3
The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

Meetings of the Board of Directors

3.4	The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Nevada.

3.5
The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present.  In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

3.6	Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

3.7
Special meetings of the board of directors may be called by (a) the president; (b) the chief executive officer (“CEO”); or (c) the secretary on the written request of a majority of the directors.  Written notice of special meetings of the board of directors shall be given to each director at least 2 days before the date of the meeting.

3.8
A majority of the board of directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the articles of incorporation.  Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

Committees of Directors

3.9
The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to all papers on which the corporation desires to place a seal.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

3.10	The committees shall keep regular minutes of their proceedings and report the same to the board when required.

Compensation of Directors

3.11
The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE 4
NOTICES

4.1
Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation.  Notice by mail shall be deemed to be given at the time when the same shall be mailed.  Notice to directors may also be given by facsimile telecommunication.

4.2
Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meetings; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

4.3
Whenever any notice whatever is required to be given under the provisions of the statutes, of the articles of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE 5
OFFICERS

5.1
The officers of the corporation shall be chosen by the board of directors and may be appointed to any of the following positions:  President, Vice President, Secretary and/or Treasurer. Any natural person may hold two or more offices.

5.2	The board of directors at its first meeting after each annual meeting of stockholders shall choose a President and/or a CEO and a Secretary, none of whom need be a member of the board.

5.3
The board of directors may appoint additional vice presidents, and assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

5.4	The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

5.5
The officers of the corporation shall hold office until their successors are chosen and qualify.  Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors.  Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

5.6
The chief executive officer of the corporation or the President (if no CEO is appointed) shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation, and shall see that all orders and resolutions of the board of directors are carried into effect.

5.7
He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

5.8
The vice president (if any) shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the board of directors may from time to time prescribe.

The Secretary

5.9
The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be.  He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

The Treasurer or Chief Financial Officer

5.10
The treasurer or chief financial officer (if any) shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

5.11
He shall disburse the funds of the corporation as may be ordered by the board of directors taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at the regular meetings of the board, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

5.12
If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE 6
CERTIFICATES OF STOCK

6.1
Every stockholder shall be entitled to have a certificate, signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.  If the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate shall set forth in full or summarize the rights of the holders of such stock.

6.2
Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures.  If the corporation uses facsimile signatures of the officers and agents on its stock certificates, it cannot act as registrar of its own stock, but its transfer agent and registrar may be identical if the institution acting in those dual capacities countersigns or otherwise authenticates any stock certificates in both capacities.  In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of such corporation.

Lost certificates

6.3
The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Transfer of Stock

6.4
Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Closing of Transfer Books

6.5	The directors may prescribe a period not exceeding sixty days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than sixty days or less than 10 days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

Registered Stockholders

6.6
The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE 7
GENERAL PROVISIONS
Dividends

7.1
Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

7.2
Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Checks

7.3	All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

Fiscal Year

7.4	The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Seal

7.5	The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words “Corporate Seal, Nevada.”

ARTICLE 8
AMENDMENTS

8.1
These by-laws may be altered or repealed at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting.

I, THE UNDERSIGNED, being the Secretary of BLACK TUSK MINERALS INC. DO HEREBY CERTIFY the foregoing to be the by-laws of said corporation, as amended and restated by the written consent of the shareholders of the Corporation dated ●, 2011.

________________________________
Gavin Roy

APPENDIX C OF SCHEDULE 14C

Black Tusk Minerals Inc. 2011 Nonqualified Stock Option Plan

BLACK TUSK MINERALS INC.
2011 NONQUALIFIED STOCK OPTION PLAN

ARTICLE I
Purpose of Plan

This 2011 NONQUALIFIED STOCK OPTION PLAN (the "Plan") of BLACK TUSK MINERALS INC. (the "Company") for persons employed or associated with the Company, including without limitation any employee, director, general partner, officer, attorney, accountant, consultant or advisor, is intended to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company's ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

ARTICLE II
Definitions

For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

"Board" shall mean the Board of Directors of the Company.

"Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

"Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan. The Company shall be composed of two or more persons as from time to time are appointed to serve by the Board and may be members of the Board or the entire Board.

"Common Shares" shall mean the Company's Common Shares $0.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

"Company" shall mean BLACK TUSK MINERALS INC., a Nevada corporation, and any parent or subsidiary corporation of BLACK TUSK MINERALS INC., as such terms are defined in Section 424(e) and 424(f), respectively of the Code.

"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

"Optionee" shall mean any person employed or associated with the affairs of the Company who has been granted one or more Stock Options under the Plan.

"Securities Act" shall mean the United States Securities Act of 1933, as amended.

"Stock Option" or "NQSO" shall mean a stock option granted pursuant to the terms of the Plan.

"Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

ARTICLE III
Administration of the Plan

1.
The Committee shall administer the plan and accordingly, it shall have full power to grant Stock Options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

2.
The determination of those eligible to receive Stock Options, and the amount, price, type and timing of each Stock Option and the terms and conditions of the respective stock option agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

3.
The Committee may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Committee determines to be inimical to the best interest of the Company and its shareholders as set forth in more detail in paragraph 8 of Article X of the Plan.

4.
The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

5.	Any decision made, or action taken, by the Committee or the Board arising out or in connection with the interpretation and administration of the Plan shall be final and conclusive.

6.
Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Company may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

7.
No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan except those resulting form his own gross negligence or willful misconduct.

8.
The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

ARTICLE IV
Shares Subject to the Plan

1.
The total number of shares of the Company available for grants of Stock Options under the Plan shall be 650,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

2.
If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

ARTICLE V
Stock Option Terms and Conditions

1.
Consistent with the Plan's purpose, Stock Options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company.

2.
Determination of the exercise price per share for any Stock Option issues hereunder shall rest in the sole and unfettered discretion of the Committee, provide however, that the exercise price per share shall not be less than the fair market value of the Company’s Common Shares on the date the Stock Options are granted, as determined by the closing price, on the date of grant, of the Company’s Common Shares on the Primary Exchange on which such Common Shares are listed for trading as quoted by Bloomberg.  "Primary Exchange" shall mean the OTC Bulletin Board or any other recognized exchange, which, in the aggregate, constitutes the largest trading volume for such Common Shares during the Company’s most recently completed fiscal year.

3.
All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Article V.

4.	All Stock Options granted hereunder must be granted within ten years from the date this Plan is adopted, as set forth in more detail in Article XII of the Plan.

5.
No Stock Option granted hereunder shall be exercisable after the expiration of ten years from the date such NQSO is granted. The Committee, in its discretion, may provide that an option shall be exercisable during such ten year period or during any lesser period of time. The Committee may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee's right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Committee may also accelerate the exercise of any NQSO.

6.
A Stock Option, or portion thereof, shall be exercised by deliver of (i) a written notice of exercise to the Company specifying the number of Common Shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 7 of this Article V. No NQSO or installment thereof shall be reusable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Common Shares represented by an exercised NQSO are issued to an Optionee, he shall have none of the rights of a shareholder.

7.
The exercise price of a Stock Option, or portion thereof, may be paid in United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price.

8.
The Plan is intended to comply in all respects with Rule 16b-3 of the Exchange Act or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3 of the Exchange Act.  If any provision of the Plan does not comply with Rule 16b-3 of the Exchange Act as hereafter amended or interpreted, the provision shall be deemed inoperative.  The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other persons eligible to receive Stock Option under the Plan.  With respect to Stock Options, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

9.	With the Optionee's consent, the Committee may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.

10.
Except by will, the laws of descent and distribution, or with the written consent of the Committee, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Upon petition to, and thereafter with the written consent of the Committee, an Optionee may assign or transfer all or a portion of the Optionee's rights and interest in any stock option granted hereunder. Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or assignees, or the duly appointed legal representative of an incompetent Optionee, including following an assignment consented to by the Committee herein.

11.	An NQSO shall be treated as outstanding until it is either exercised in full or expires by reason of lapse of time.

12.
Neither the Stock Options nor the Common Shares issuable upon exercise of the Stock Options have been registered under the Securities Act, or any state securities laws, and Stock Options may be granted and Common Shares issued upon exercise pursuant to exemptions from such registration requirements.  Unless a registration statements has been filed and is effective at the time of exercise, the Common Shares issuable upon exercise shall be restricted securities and shall bear a restrictive legend in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER TO THAT EFFECT.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

The Company is under no obligation to file a registration statement to register the Stock Options or Common Shares issuable upon exercise of the Stock Options.

13.
Optionees shall comply with all applicable federal and state securities laws, including notification and other requirements under Section 13 and Section 16 of the Exchange Act, and applicable state securities laws.  Optionees shall notify the Company upon the disposition of Common Shares acquired upon exercise of any Stock Option.

ARTICLE VI
Adjustments or Changes in Capitalization

1.
In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number of kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO's but by an adjustment in the price for each share covered by such NQSO's; or,

C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his NQSO in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such NQSO.

2.
The foregoing adjustment and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

ARTICLE VII
Merger, Consolidation or Tender Offer

1.
If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

2.	In the event that:

A. Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

B. A change in the "control" of the Company occurs, as such term is defined in Rule 405 under the Securities Act;

C. There shall be a sale of all or substantially all of the assets of the Company; any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer ("insider") for purposes of Section 16 of the Exchange Act shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such NQSO, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Common Shares covered by the NQSO or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate fair market value of the Common Shares covered by the Stock Option, as determined by the Committee at such time.

3.
Any payment which the Company is required to make pursuant to paragraph 2 of this Article VII, shall be made within 15 business days, following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validity tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an NQSO as results from multiplying such shares by a fraction, the numerator of which is the number of Common Shares acquired pursuant to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer, shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the NQSO shall be terminated.

4.
Notwithstanding paragraphs 1 and 3 of this Article VII, the Company may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer or the change of control, whichever occurs earlier.

ARTICLE VIII
Amendment and Termination of Plan

1.
The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

2.
No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

3.
The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

4.	No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

ARTICLE IX
Government and Other Regulations

The obligation of the Company to issue, transfer and deliver Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares purchase thereto to comply with any law or regulation of any government authority.

ARTICLE X
Miscellaneous Provisions

1.
No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an NQSO under the Plan shall not be construed as giving an Optionee the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

2.	Any expenses of administering this Plan shall be borne by the Company.

3.	The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

4.
The place of administration of the Plan shall be in the State of Nevada, and the validity, contraction, interpretation, administration and effect of the Plan and its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

5.
Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

6.
In addition to such other rights of indemnification as they may have as members of the Board or Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

7.
Stock Options may be granted under this Plan from time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it become a subsidiary of the Company. The terms and conditions of such substitute stock options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422 of the Code.

8.
Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO's under which the Company has not yet delivered the certificates and which have been earlier granted the Optionee by the Committee. The decision of the Committee as to the case of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner. Further, if the Optionee voluntarily terminates employment with the Company, the Optionee shall forfeit all unexercised stock options.

ARTICLE XI
Written Agreement

Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

ARTICLE XII
Effective Date

This Plan shall become unconditionally effective as of the effective date of approval of the Plan by the Board of Directors of the Company. No Stock Option may be granted later than ten (10) years from the effective date of the Plan; provided, however, that the Plan and all outstanding Stock Options shall remain in effect until such NQSO's have expired or until such options are cancelled.

Number of Shares: _______________	Date of Grant: _______________

NONQUALIFIED STOCK OPTION AGREEMENT

AGREEMENT made this _____ day of __________________, 200___, between _________________ ________________________ (the "Optionee"), and BLACK TUSK MINERALS INC., a Nevada corporation (the "Company").

1. Grant of Option. The Company, pursuant to the provisions of the 2011 BLACK TUSK MINERALS INC. Nonqualified Stock Option Plan (the "2011 Plan"), set forth as Attachment A hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option to purchase from the Company all or any part of an aggregate of _______________ Common Shares, as such Common Shares are now constituted, at the purchase price of $_______________ per share. The provisions of the 2011 Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

2. Exercise. The Option evidenced hereby shall be exercisable in whole or in part by the delivery to and receipt by the Company of (i) a written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company and, (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company.

3. Transferability. The Option evidenced hereby is NOT assignable or transferable by the Optionee other than by the Optionee's will, by the laws of descent and distribution, as provided in paragraph 10 of Article V of the 2011 Plan. The Option shall be exercisable only by the Optionee during his lifetime.

BLACK TUSK MINERALS INC.

BY:	_______________________________________
Gavin Roy, President

ATTEST:

________________________________________
Secretary

Optionee hereby acknowledges receipt of a copy of the 2011 Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the Compensation Committee or the Board of Directors administering the 2011 Plan on any questions arising under such Plan. Optionee recognizes that if Optionee's employment with the Company or any subsidiary thereof shall be terminated with cause, or by the Optionee, all of the Optionee's rights hereunder shall thereupon terminate; and that, pursuant to paragraph 11 of Article V of the 2011 Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option, granted to Optionee before the date of grant of this Option, to purchase Common Shares of the Company or any parent or subsidiary thereof.

Dated: _________________________________

___________________________________
Optionee

___________________________________
Type or Print Name

___________________________________
Address

___________________________________
Social Security No.

Secretary
BLACK TUSK MINERALS INC.
7425 Arbutus Street
Vancouver, British Columbia
Canada V6P 5T2

Dear Sir/Madam:

1.           Pursuant to the Stock Option Agreement dated _______________, between BLACK TUSK MINERALS INC. and _________________, I hereby elect to purchase ______ shares of the common stock of BLACK TUSK MINERALS INC. at the price of $__________ per share.

2.           Payments. My check in the amount of $________ is enclosed as the purchase price for ________shares which I am electing to purchase.

3.           Certificates.  The shares are to be in registered in the name of _________________________ and delivered to the address below.

4.           Stock Option Agreement.  In the event there remains an unexercised balance of common shares under the Option, a new Stock Option Agreement shall be issued for the balance of unexercised common shares and delivered together with the Certificate.

Dated: __________________________________
Yours very truly,

__________________________________
Signature

__________________________________
Name

Address:
__________________________________
__________________________________
__________________________________